UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 21, 2009

NFINANSE INC.
(Exact name of registrant specified in its charter)
Nevada	000-33389	65-1071956
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3923 Coconut Palm Drive, Suite 107, Tampa, Florida	33619
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone, including area code:	(813) 367-4400
Not applicable.
(Former name and former address, if changed since last report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

□           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

Series D Preferred Stock Offering

On August 21, 2009, nFinanSe Inc. (the “Company”) entered into Securities Purchase Agreements, dated as of August 21, 2009 (the “Purchase Agreements”), with several institutional and accredited investors, including Ballyshannon Partners, LP, Mr. Robert Berlacher, Porter Partners, LP, Midsummer Investment, Ltd. and Trellus Offshore Fund Ltd., all of which beneficially own five percent or more of the Common Stock (collectively, the “Investors”), pursuant to which the Company issued 3,623,038 shares of its Series D Convertible Preferred Stock, $0.001 par value per share (“Series D Preferred Stock”), and warrants (the “Warrants”) to purchase 36,230,380 shares of the Company’s common stock, $0.001 par value per share (“Common Stock”), at an exercise price of $0.01 per share, for an aggregate purchase price of $10,869,113.

Of the aggregate purchase price, $5,187,615 was paid by the Investors in cash and $5,681,498 was paid by the Investors through the exchanges of a like amount of certain outstanding accommodation loans, term loans and accrued interest payable thereon.

Pursuant to the terms of the Purchase Agreements, each Investor who invested an amount equal to or greater than 25% of the amounts invested in prior transactions involving stock or certain accommodation loans and term loans had the exercise price of any Company warrants held by such Investor reduced to (i) $0.30 per share of Common Stock, if they invested $100,000 or more, or (ii) $0.01 per share of Common Stock, if they invested $250,000 or more.

The Warrants entitle the Investors to purchase up to an aggregate of 36,230,380 shares of Common Stock at an exercise price of $0.01 per share, which exercise price is subject to customary adjustments for Common Stock splits and reverse stock splits.  The Warrants are exercisable during the period commencing on the first anniversary of the date of the Warrant and expiring four (4) years thereafter, and may be exercised by means of a “cashless exercise.”  In the event that the Company shall consolidate with or merge with or into another person or entity, or the Company shall sell, transfer or lease all or substantially all of its assets, or the Company shall change its Common Stock into property or other securities (each, a “Triggering Transaction”), the Warrants shall terminate and shall thereafter represent only the right to receive the cash, evidences of indebtedness or other property as the Investors would have received had they been the record owner, at the time of completion of a Triggering Transaction, of that number of shares of Common Stock receivable upon exercise of the Warrants in full, less the aggregate exercise price payable in connection with the full exercise of the Warrants.  The Warrants are not exercisable by the Investors to the extent that, if exercised, they or any of their affiliates would beneficially own in excess of 9.99% of the then issued and outstanding shares of Common Stock.  With respect to the securities purchased by Midsummer Investment, Ltd. (“Midsummer”), the Company has agreed that the Series D Preferred Stock and Warrants held by Midsummer shall not be converted or exercised (as the case may be) such that Midsummer or any of its affiliates would own in excess of 4.9% of the then issued and outstanding shares of Common Stock.

Emerging Growth Equities, Ltd. (“EGE”) acted as placement agent for the above-described transactions and will receive a $34,400 fee.  Robert A. Berlacher, a current stockholder of the Company, is a co-founder and director of EGE Holdings, Ltd. (“EGE Holdings”), a holding company with a 100% ownership interest in EGE.  Mr. Berlacher received no compensation from EGE Holdings or EGE related to the Company’s sale of Series D Preferred Stock and the Warrants.  Bruce E. Terker, a member of our Board, controls two entities that are investors in EGE Holdings.

The foregoing is a summary description of certain terms of the Purchase Agreements and the Warrants.  The form of the Purchase Agreements and the form of the Warrants are attached as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by reference.  You are encouraged to read the entire text of Exhibit 99.1 and Exhibit 99.2 attached hereto.

Item 3.02.  Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.  The Series D Preferred Stock (and shares of Common Stock to be issued upon conversion thereof (the “Conversion Shares”)) have not been registered under the Securities Act of 1933, as amended (the “Act”).  The Company offered and sold the Series D Preferred Stock and Conversion Shares to the Investors in reliance on the exemption from registration provided by Section 4(2) of the Act.

Item 3.03.  Material Modification to Rights of Security Holders.

Amendment of the Series A Certificate

On August 25, 2009, the Company filed with the Secretary of State of the State of Nevada a Certificate of Amendment to Certificate of Designation For Nevada Profit Corporation (the “Series A Certificate of Amendment”) to amend the Company’s Certificate of Designations, Rights and Preferences of Series A Convertible Preferred Stock (the “Series A Certificate”), which sets forth the rights and preferences of the Company’s Series A Convertible Preferred Stock, $0.001 par value per share (“Series A Preferred Stock”).  The Series A Certificate of Amendment was filed pursuant to Section 78.1955 of the Nevada Revised Statutes and is effective as of August 25, 2009.

The Series A Certificate of Amendment amends the Series A Certificate to provide that, (i) in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company (a “Liquidation”), after payment of the Series D Liquidation Preference (as defined below), the Series A Preferred Stock, the Company’s Series B Convertible Preferred Stock, $0.001 par value per share (“Series B Preferred Stock”), and the Company’s Series C Convertible Preferred Stock, $0.001 par value per share (“Series C Preferred Stock”), shall rank on a parity with each other with respect to any payments related to a Liquidation, and (ii) if the assets of the Company available for distribution to the holders of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock are insufficient to make in full the payment required in the event of a Liquidation, then the holders of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall share ratably in the distribution of such assets in proportion to the respective sums which would otherwise be payable upon such distribution related to a Liquidation if all sums so payable to the holders of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock were paid in full.

The foregoing is a summary description of certain terms of the Series A Certificate of Amendment.  The complete Series A Certificate of Amendment is attached as Exhibit 99.3 and is incorporated herein by reference.  You are encouraged to read the entire text of Exhibit 99.3 attached hereto.

Amendment of the Series B Certificate

On August 25, 2009, the Company filed with the Secretary of State of the State of Nevada a Certificate of Amendment to Certificate of Designation For Nevada Profit Corporation (the “Series B Certificate of Amendment”) to amend the Company’s Certificate of Designations, Rights and Preferences of Series B Convertible Preferred Stock (the “Series B Certificate”), which sets forth the rights and preferences of the Series B Preferred Stock.  The Series B Certificate of Amendment was filed pursuant to Section 78.1955 of the Nevada Revised Statutes and is effective as of August 25, 2009.

The Series B Certificate of Amendment amends the Series B Certificate to provide that, (i) in the event of any Liquidation, after payment of the Series D Liquidation Preference, the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock shall rank on a parity with each other with respect to any payments related to a Liquidation, and (ii) if the assets of the Company available for distribution to the holders of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock are insufficient to make in full the payment required in the event of a Liquidation, then the holders of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall share ratably in the distribution of such assets in proportion to the respective sums which would otherwise be payable upon such distribution related to a Liquidation if all sums so payable to the holders of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock were paid in full.

The foregoing is a summary description of certain terms of the Series B Certificate of Amendment.  The complete Series B Certificate of Amendment is attached as Exhibit 99.4 and is incorporated herein by reference.  You are encouraged to read the entire text of Exhibit 99.4 attached hereto.

Amendment of the Series C Certificate

On August 25, 2009, the Company filed with the Secretary of State of the State of Nevada a Certificate of Amendment to Certificate of Designation For Nevada Profit Corporation (the “Series C Certificate of Amendment”) to amend the Company’s Certificate of Designations, Rights and Preferences of Series C Convertible Preferred Stock (the “Series C Certificate”), which sets forth the rights and preferences of the Series C Preferred Stock.  The Series C Certificate of Amendment was filed pursuant to Section 78.1955 of the Nevada Revised Statutes and is effective as of August 25, 2009.

The Series C Certificate of Amendment amends the Series C Certificate to provide that, (i) in the event of any Liquidation, after payment of the Series D Liquidation Preference, the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock shall rank on a parity with each other with respect to any payments related to a Liquidation, and (ii) if the assets of the Company available for distribution to the holders of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock are insufficient to make in full the payment required in the event of a Liquidation, then the holders of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall share ratably in the distribution of such assets in proportion to the respective sums which would otherwise be payable upon such distribution related to a Liquidation if all sums so payable to the holders of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock were paid in full.

The foregoing is a summary description of certain terms of the Series C Certificate of Amendment.  The complete Series C Certificate of Amendment is attached as Exhibit 99.5 and is incorporated herein by reference.  You are encouraged to read the entire text of Exhibit 99.5 attached hereto.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment of the Series A Certificate, the Series B Certificate and the Series C Certificate

The information provided in response to Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Series D Certificate

On August 21, 2009, the Company filed with the Secretary of State of the State of Nevada a Certificate of Designations, Rights and Preferences of Series C Convertible Preferred Stock (the “Series D Certificate”), which sets forth the rights and preferences of the Series D Preferred Stock.  The Series D Certificate was filed pursuant to Section 78.1955 of the Nevada Revised Statutes and is effective as of August 21, 2009.

Pursuant to the Series D Certificate, the holders of the Series D Preferred Stock shall have full voting rights and powers equal to the voting rights and powers of holders of Common Stock, shall be entitled to notice of any stockholders meeting in accordance with the Bylaws of the Company, as amended, and shall be entitled to vote, with respect to any question upon which holders of Common Stock are entitled to vote, including, without limitation, the right to vote for the election of directors, voting together with the holders of Common Stock as one class.  Each holder of shares of Series D Preferred Stock shall be entitled to vote on an as-converted to Common Stock basis.

In the event of any Liquidation, before any distribution of assets of the Company shall be made to or set apart for the holders of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or Common Stock, the holders of Series D Preferred Stock shall be entitled to receive payment out of such assets of the Company in an amount equal to the greater of (i) $3.00 per share of Series D Preferred Stock, and (ii) the amount such holder would have received if such holder had converted its shares of Series D Preferred Stock to Common Stock, subject to but immediately prior to such Liquidation (the “Series D Liquidation Preference”).  If the assets of the Company available for distribution to the holders of Series D Preferred Stock are insufficient to make in full the above-referenced payment required by the Series D Certificate, then the holders of the Series D Preferred Stock shall share pro rata in the distribution of such assets in proportion to the respective sums which would otherwise be payable upon such distribution related to a Liquidation if all sums so payable to the holders of the Series D Preferred Stock were paid in full.

As long as at least 33% of the shares of Series D Preferred Stock issued pursuant to the Purchase Agreements are outstanding, the consent of the holders of at least a majority of the shares of Series D Preferred Stock at the time outstanding shall be necessary for effecting (i) any amendment, alteration or repeal of any of the provisions of the Series D Certificate in a manner that will adversely affect the rights of the holders of the Series D Preferred Stock, (ii) the authorization or creation by the Company of, or the increase in the number of authorized shares of, any stock of any class, or any security convertible into stock of any class, or the authorization or creation of any new class of preferred stock (or any action which would result in another series of preferred stock), in each case, ranking in terms of liquidation preference, redemption rights or dividend rights, pari passu with or senior to, the Series D Preferred Stock in any manner, and (iii) entrance by the Company into any senior secured financing or funded debt.  These listed actions by the Company will no longer require a vote of the holders of Series D Preferred Stock at such time as the Company first earns an annual EBITDA (earnings before interest, tax, depreciation and amortization) of at least $10,000,000 over any trailing 12-month period and Stockholder’s Equity as recorded on the Company’s balance sheet first becomes at least $15,000,000.

Shares of the Series D Preferred Stock are convertible at any time into shares of Common Stock by any holders thereof at the initial conversion price of $0.30 per share, which conversion price is subject to customary adjustments related to stock dividends, subdivisions and combinations.  In addition, if 10% or less of the aggregate shares of Series D Preferred Stock issued pursuant to the Purchase Agreements remain outstanding or, in the event of a sale, transfer or other disposition of all or substantially all the Company’s property assets or business to another corporation, in which the aggregate proceeds to the holders of the Series D Preferred Stock would be greater on an as-converted to Common Stock basis, all remaining outstanding shares of Series D Preferred Stock mandatorily convert into Common Stock.

The number of shares of Series D Preferred Stock that may be converted into Common Stock by any holder, and the number of shares of Series D Preferred Stock that shall be entitled to voting rights, shall be limited to the extent necessary to ensure that, following such conversion (or deemed conversion for voting purposes), the number of shares of Common Stock then beneficially owned by such holder and its affiliates does not exceed 9.99% of the total number of shares of Common Stock then issued and outstanding.

The foregoing is a summary description of certain terms of the Series D Certificate.  The complete Series D Certificate is attached as Exhibit 99.6 and is incorporated herein by reference.  You are encouraged to read the entire text of Exhibit 99.6 attached hereto.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Form of Securities Purchase Agreement, as executed by the Company and the Investors on August 21, 2009.
99.2	Form of Warrant, as issued by the Company to the Investors on August 21, 2009.
99.3	Certificate of Amendment to Certificate of Designation For Nevada Profit Corporation for Series A Preferred Stock, as filed with the Secretary of State of the State of Nevada on August 25, 2009.
99.4	Certificate of Amendment to Certificate of Designation For Nevada Profit Corporation for Series B Preferred Stock, as filed with the Secretary of State of the State of Nevada on August 25, 2009.
99.5	Certificate of Amendment to Certificate of Designation For Nevada Profit Corporation for Series C Preferred Stock, as filed with the Secretary of State of the State of Nevada on August 25, 2009.
99.6	Certificate of Designations, Rights and Preferences of Series D Convertible Preferred Stock, as filed with the Secretary of State of the State of Nevada on August 21, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NFINANSE INC.

Date:	August 26, 2009	By:	/s/ JERRY R. WELCH
Name: Jerry R. Welch Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Form of Securities Purchase Agreement, as executed by the Company and the Investors on August 21, 2009.
99.2	Form of Warrant, as issued by the Company to the Investors on August 21, 2009.
99.3	Certificate of Amendment to Certificate of Designation For Nevada Profit Corporation for Series A Preferred Stock, as filed with the Secretary of State of the State of Nevada on August 25, 2009.
99.4	Certificate of Amendment to Certificate of Designation For Nevada Profit Corporation for Series B Preferred Stock, as filed with the Secretary of State of the State of Nevada on August 25, 2009.
99.5	Certificate of Amendment to Certificate of Designation For Nevada Profit Corporation for Series C Preferred Stock, as filed with the Secretary of State of the State of Nevada on August 25, 2009.
99.6	Certificate of Designations, Rights and Preferences of Series D Convertible Preferred Stock, as filed with the Secretary of State of the State of Nevada on August 21, 2009.

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